SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT



                          PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES AND EXCHANGE ACT OF 1934



                       Date of Report: (Date of earliest event reported):
                     November 21, 1995 (August 31, 1995)


                         EXCALIBUR TECHNOLOGIES CORPORATION
               (Exact name of registrant as specified in its charter)




                Delaware                                    85-0278207
           (State or other jurisdiction of                  (I.R.S. Employer
           incorporation or organization)                   Identification No.)



        9255 Towne Centre Drive, 9th Floor, San Diego, California 92121-3042
                 (Address of principal executive offices)         (Zip Code)


                Registrant's telephone number, including area code:
                                   (619) 625-7900

                      EXCALIBUR TECHNOLOGIES CORPORATION

                           CURRENT REPORT ON FORM 8-K
                      FOR THE MONTH ENDED AUGUST 31, 1995

                               TABLE OF CONTENTS




                                                                  Page
Item 2.    Acquisition or Disposition of Assets:

           Merger of Excalibur Technologies Corporation and
           ConQuest Software Inc....................................3


Item 7.    Financial Statements and Exhibits:

           Consolidated Balance Sheets
           August 31, 1995 and January 31, 1995 (unaudited).........4

           Consolidated Statements of Operations
           One and seven month periods
           ended August 31, 1995 (unaudited)........................5

           Consolidated Statements of Cash Flows
           Seven month period ended August 31, 1995 (unaudited).....6

           Notes to Consolidated Financial Statements............7-10



Signature  ........................................................11

                         EXCALIBUR TECHNOLOGIES CORPORATION

                             CURRENT REPORT ON FORM 8-K





Item 2.  Acquisition or Disposition of Assets.


      On July 20, 1995, Excalibur Technologies Corporation ("Excalibur") completed its acquisition of all of the outstanding shares of stock and options to acquire shares of ConQuest Software, Inc. ("ConQuest"), a private company located in Columbia, Maryland engaged in the business of providing natural language text management software tools. Excalibur will issue approximately 1,427,000 restricted shares of Excalibur common stock, and options to acquire approximately 576,000 restricted shares of Excalibur common stock to the former ConQuest shareholders and optionholders. The Company does not believe that the final consideration will be materially different than these estimated amounts.

      ConQuest provides real-time profiling and retrieval engines, full Boolean, statistical and heuristic search technologies with natural language based query functionality in a scaleable distributed software architecture, semantic network knowledge bases, and a complete set of application development tools to publishers, vendors and information end users.


Item 7.  Financial Statements

      The financial statements presented here are being filed in accordance with the merger agreement between Excalibur and ConQuest pursuant to which Excalibur agreed to file with the Securities and Exchange Commission its results of operations for the seven month period ended August 31, 1995, which includes thirty days of postmerger combined operations. Excalibur completed its acquisition of ConQuest on July 20, 1995. The publication of these results satisfies the requirements of ASR No. 135 which prohibits sales of Excalibur shares by Excalibur affiliates prior to such publication.

                                      -4-


                         EXCALIBUR TECHNOLOGIES CORPORATION

                            CONSOLIDATED BALANCE SHEETS

                     ASSETS                                        August 31,    January 31,
                                                                      1995          1995

                                                                   -----------    -----------
Current Assets:

   Cash and Cash Equivalents ..................................      3,109.412      2,644,742
   U.S. government securities, at cost ........................      1,488,587      2,490,396
   Accounts receivable, net of allowance for
      doubtful accounts of $391,000 and .......................      2,161,947      3,650,333
      $374,000, respectively
   Prepaid expenses and other .................................        611,957        484,810
                                                                   -----------    -----------
        Total current assets ..................................      7,371,903      9,270,281
                                                                   -----------    -----------

U.S. government securities, at cost ...........................      7,759,715      6,114,207
Equipment and leasehold improvements, net .....................      2,217,484      2,522,622
Other assets ..................................................         44,782         44,782
                                                                   -----------    -----------
                                                                  $ 17,393,884   $ 17,951,892
                                                                   ===========    ===========

      LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Accounts payable ...........................................   $    883,894   $    968,295
   Accrued expenses ...........................................      1,683,501      2,936,060
   Deferred revenues ..........................................      2,655,992      3,018,199
   Deferred compensation ......................................      1,135,633      1,164,155
   Notes payable and capital lease obligations ................        103,311        307,351
                                                                   -----------    -----------
        Total current liabilities .............................      6,462,331      8,394,060
                                                                   -----------    -----------

Notes payable, net of current portion (Note 4) ................         67,138         82,138

Shareholders' Equity:
   5% Cumulative convertible preferred stock,
        $0.01 par value, preference in
      liquidation
        $10 per share, 1,000,000 shares .......................        271,797        271,797
      authorized,
        27,180 shares issued and outstanding
   Common stock, par value $0.01, 20,000,000
         shares authorized; 11,554,041 and
      11,239,380 shares issued and outstanding ................        115,540        112,394
   Deferred compensation ......................................        (13,887)       (38,332)
   Additional paid-in capital .................................     47,849,356     44,522,685
   Accumulated deficit since September 30, 1985
         (date of reorganization) .............................    (37,363,526)   (35,366,899)
   Cumulative translation adjustment ..........................          5,135        (25,951)
                                                                   -----------    -----------
        Total shareholders' equity ............................     10,864,415      9,475,694
                                                                   -----------    -----------
                                                                  $ 17,393,884   $ 17,951,892
                                                                   ===========    ===========



            The accompanying notes to the financial statements are an
               integral part of these consolidated balance sheets.

                                      -5-


                         EXCALIBUR TECHNOLOGIES CORPORATION

                       CONSOLIDATED STATEMENTS OF OPERATIONS

                                                   One and seven month periods
                                                      ended August 31, 1995
                                                 -------------------------------
REVENUES
   Software..................................... $   454,872        $ 6,758,015
   Maintenance..................................     273,080          1,868,265
                                                 -----------        -----------
                                                     727,952          8,626,280
                                                 -----------        -----------

EXPENSES
   Sales and marketing..........................     739,220          4,602,274
   Research and product development.............     425,315          2,720,957
   General and administrative...................     254,322            627,113
   Cost of maintenance revenues.................      28,751            300,057
   Cost of software revenue ....................      49,565            627,113
   Other (Note 7) ..............................        -               489,521
                                                 ------------       -----------
                                                   1,497,173         10,743,680
                                                 ------------       -----------

Operating loss..................................   (769,221)         (2,117,400)


OTHER INCOME / (EXPENSE)
Interest income.................................     60,142             336,694
Interest expense................................     (2,872)            (34,396)
                                                 -----------        -----------
Net loss........................................ $ (711,951)        $(1,815,102)
                                                 ===========        ===========

Dividends on preferred stock....................      1,133               7,927
                                                 ===========        ===========
Net loss applicable to common stock.............   (713,084)         (1,823,029)
                                                 ===========        ===========

Net loss per common share....................... $    (0.06)        $    (0.16)
                                                 ===========        ===========
Weighted-average number of common
   shares  outstanding.......................... 11,527,168          11,358,705
                                                 ===========        ===========





            The accompanying notes to the financial statements are an
                 integral part of these consolidated statements.

                                      -6-


                       EXCALIBUR TECHNOLOGIES CORPORATION

                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                                       For the seven
                                                        month period
                                                           ended
                                                      August 31, 1995
Cash Flows from Operating Activities:
   Net loss ........................................   $(1,815,102)
   Adjustments to reconcile net loss to net
   cash used in operating activities:
        Depreciation and amortization ..............       602,140
        Loss on disposal of assets .................         8,742
        Compensation paid in common stock ..........        36,640
        Amortization of deferred compensation ......        24,445
   Changes in operating assets and liabilities:
        Accounts receivable, net ...................     1,436,247
        Prepaid expenses and other .................       (95,558)
        Accounts payable and accrued expenses ......    (1,329,855)
        Deferred revenues ..........................      (356,738)
        Deferred compensation ......................       (28,522)
   Adjustment for change in fiscal year of ConQuest       (181,525)
                                                       -----------
   Net cash used in operating activities ...........    (1,699,086)
                                                       -----------

Cash Flows from Investing Activities:
   Purchase of investments .........................    (7,644,409)
   Proceeds from maturities of investments .........     7,000,710
   Purchases of equipment and leasehold improvements      (308,654)
                                                       -----------
   Net cash used for investing activities ..........      (952,353)
                                                       -----------

Cash Flows from Financing Activities:
   Proceeds from notes payable .....................       238,000
   Proceeds from issuance of common stock ..........     3,293,177
   Repayment of notes payable and capital leases ...      (457,040)
                                                       -----------
   Net cash provided by financing activities .......     3,074,137
                                                       -----------

The Effect of Exchange Rate Changes on Cash ........        41,972

Net Increase in Cash and Cash Equivalents ..........       464,670

Cash and Cash Equivalents, beginning of period .....     2,644,742
                                                       -----------

Cash and Cash Equivalents, end of period ...........   $ 3,109,412
                                                       ===========

Supplemental Disclosures of Cash Flow Information:
  Cash paid for interest ...........................   $     3,800
                                                       ===========

            The accompanying notes to the financial statements are an
                  integral part of this consolidated statement.

                      EXCALIBUR TECHNOLOGIES CORPORATION

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


(1)    THE COMPANY

The consolidated financial statements include the accounts of Excalibur Technologies Corporation ("Excalibur"); its wholly-owned subsidiary, Excalibur Technologies International, Ltd. ("ETIL"); and the acquired company, ConQuest Software, Inc. ("ConQuest"). These entities are collectively referred to hereinafter as the "Company." All significant intercompany transactions and accounts have been eliminated.

The Company designs, develops, markets and supports computer software products used for the document imaging and multimedia information retrieval marketplaces. The Company also offers consulting, training, maintenance and systems integration services in support of its customers' use of its software products. In addition, the Company performs research and development under contract and licenses proprietary software products for use in compound-document, digital library, positive identification, and on-line services and information retrieval systems. The Company distributes its products through Value Added Resellers
(VARs), System Integrators (SIs), Original Equipment Manufacturers (OEMs), distributors and a direct sales force.

(2)    SIGNIFICANT ACCOUNTING POLICIES

Financial Statement Presentation

These financial statements are unaudited and have been prepared by the Company pursuant to the rules and regulations of the Securities and Exchange Commission regarding interim financial reporting. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements, and it is suggested that these consolidated financial statements be read in conjunction with the financial statements, and the notes thereto, included in the Company's Annual Report on Form 10-K for the fiscal year ended January 31, 1995; its Quarterly Report for the quarter ended July 31, 1995, as amended; and its Current Report on Form 8-K, as amended on November 9, 1995. In the opinion of management, the consolidated financial statements for the one month and seven month periods ended August 31, 1995, include all adjustments that are normal and recurring which are necessary to a fair statement of the results for the interim periods presented herein. The results of operations for the periods ended August 31, 1995 are not necessarily indicative of the results for the entire fiscal year ending January 31, 1996.

In July 1995, Excalibur acquired all of the outstanding common stock of ConQuest. The business combination was treated for accounting purposes as a pooling of interests, and accordingly, the accompanying consolidated financial statements reflect the combined results of the pooled businesses for the respective periods presented.

Prior to its acquisition by Excalibur, ConQuest reported operating results on a calendar year basis. ConQuest's separate results for the prior year have not been restated to conform to the fiscal year of Excalibur. Therefore, the
Company's consolidated balance sheet at January 31, 1995 combines the consolidated balance sheet of Excalibur and ETIL as of January 31, 1995 and the balance sheet of ConQuest as of December 31, 1994. Further, ConQuest's separate results of operations for the month ended January 31, 1995 are not reflected in the consolidated statement of operations for the current fiscal year. The revenues, operating loss and net loss of ConQuest for the month ended January 31, 1995 were $137,578, $176,630 and $181,525, respectively.

Revenue Recognition

In December 1991, the American Institute of Certified Public Accountants issued a Statement of Position on Software Revenue Recognition. This statement provides guidance on applying generally accepted accounting principles to the determination of revenue on software transactions. The Company believes that its revenue recognition practices comply with the statement in all material respects.

Revenues from royalties and license fees are recognized at contract signing if they contain no future performance requirents. Revenues related to agreements with customers which contain future performance requirements are recognized in accordance with such performance requirements. Revenues from product sales typically are recognized at the time of shipment. Maintenance revenues related to ongoing services are deferred and recognized ratably over the term of the respective agreements. Maintenance revenues that are bundled with initial licensing fees are deferred and recognized over the term of the related maintenance periods, typically 90 days.

Research and Development Costs

Product development costs related to the Company's software products are expensed when incurred until technological feasibility has been established for the product. Thereafter, up until the general release of the products to customers, all product development costs, if any, are capitalized, reported at the lower of unamortized cost or estimated net realizable value and amortized on a straight-line basis over the remaining estimated economic life of the product. No product development costs were capitalized, and there were no capitalized costs not yet amortized during the periods ended August 31, 1995.

Net Loss Per Common Share

Net loss per common share is calculated based on the weighted-average number of common shares outstanding during each period, after deducting the dividends on preferred stock. Common stock equivalents (stock options, warrants and cumulative convertible preferred stock) were excluded from the net loss per share computations because of their anti-dilutive effect.

Statements of Cash Flows

U.S. government securities, which consist of U.S. Treasury Bills with varying maturities of up to one year, are considered investments and are excluded from cash equivalents regardless of their maturities. Cash equivalents include funds deposited in money market accounts.

(3)    DEFERRED COMPENSATION

ConQuest entered into arrangements with many of its officers, employees and independent consultants to defer a portion of their compensation. Deferred compensation payable to employees is restricted for use in the exercise of stock options. However, if the related options have expired because the term has lapsed or because employment has been terminated, the optionholder may request cash redemption one year after expiration, with 90 days notice. Generally, interest accrues on the deferred compensation of independent consultants only.

(4)    NOTES PAYABLE

In March 1994, March 1995 and June 1995, ConQuest entered into loan agreements to meet its short term cash flow requirements. The loans accrued interest at 24 percent per annum and were due upon demand.
These loans were paid in full in August 1995.

In June 1994, ConQuest obtained a $100,000 loan from a stockholder. The note was due on September 1, 1994, and accrued interest at 24 percent per annum and was secured by the Company's receivables. This note was paid in full in August 1995.

ConQuest issued notes as part of severance agreements with three employees. The remaining balances, totaling $103,000 at August 31, 1995, bear interest at rates ranging between 0 and 6 percent and are payable in monthly installments.

(5)    ISSUANCE OF STOCK AND RELATED EVENTS

During the first quarter of the current fiscal year, Excalibur issued 85,100 shares of common stock upon the exercise of options ranging from $7.36 to $11.64 per share, resulting in total proceeds to the Company of $705,000 and issued options at fair market value to purchase 60,000 shares of common stock to a director and an officer, at an exercise price of $7.44 per share. Of these options, 10,000 vested immediately and 50,000 vest over a four year period. During the second quarter of the current fiscal year, Excalibur issued 180,961 shares of common stock upon the exercise of options ranging from $7.36 to $15.75 per share, resulting in total proceeds to the Company of $2,052,000. Excalibur issued options at fair market value to purchase 100,000 shares of common stock to an officer of the Company at an exercise price of $12.41 per share. These options vest over a four year period. In the month of August 1995, the Company issued 48,600 shares of common stock upon the exercise of options ranging from $7.36 to $12.68 per share, resulting in total proceeds to the Company of $621,000. The Company also issued options at fair market value to purchase 61,000 shares of common stock at an exercise price of $16.16 per share, vesting over a four year period.

During the second quarter of the current fiscal year, ConQuest issued 9,160 shares of common stock at $4.00 for payment of consulting services received. These shares were later converted to Excalibur shares.

As consideration for the acquisition of all of the outstanding shares of stock and options to acquire shares of ConQuest, the Company issued approximately 1,427,000 restricted shares of Excalibur common stock, and options to acquire approximately 576,000 restricted shares of Excalibur common stock to the former ConQuest shareholders and optionholders. In July 1995, the Company issued options at fair market value to purchase 324,150 shares of common stock to employees of ConQuest under the Company's 1995 Incentive Stock Option Plan at an exercise price of $15.23 per share. These options are restricted shares, and vest over a four year period.

(6)    PRODUCT DISTRIBUTION AND OTHER CONTRACTS

In August 1995, the Company entered into a worldwide integration agreement with KPMG Peat Marwick LLP (KPMG) which provides for KPMG to integrate and distribute the Excalibur TRS(TM) Text Retrieval Server. KPMG will integrate Excalibur TRS for text retrieval along with FileNet Corporation's document imaging and workflow products for large-scale production solutions for the automation, storage, tracking and retrieval of both structured an unstructured information. Excalibur will recognize license fees on systems sold. To date no revenue has been recognized under this contract.

In February 1995, the Company signed a one year Country License Reseller Agreement with Zeta Holdings Limited, which granted Zeta Holdings exclusive rights to license and distribute Excalibur EFS throughout the U.K. The contract provided that $800,000 was to be paid to Excalibur, which amount would be recognized ratably over the contract period of 12 months. However, the contract was mutually terminated on July 31, 1995, with Zeta remaining as an authorized reseller with non-exclusive distribution rights. A total of $190,000 in revenue was recognized under this contract.

In January 1995, the Company entered into a development and distribution agreement with International Business Machines Corporation (IBM) to integrate Excalibur/XRS(TM) Image Retrieval Software with certain versions of IBM's DATABASE 2 (DB2)(TM) database product. The Company will receive percentage royalties on revenues recorded by IBM from licenses of DB2 that contain Excalibur/XRS Image Retrieval Software, as described in the agreement. Through August 31, 1995, $125,000 in revenue has been recognized under this contract.

In May of 1994, the Company entered into a Software Distribution Agreement with Professional Computer Systems B.V. (PCS). The contract was subsequently amended in January of 1995 to extend the contract expiration date to January 31, 1996. The agreement grants PCS exclusive rights to license and distribute Excalibur EFS(R) throughout Belgium, The Netherlands, and Luxembourg. The contract provides for $1,000,000 to be paid to the Company, which is being recognized ratably over the contract period of twenty-one months.

On May 19, 1994, the Company signed a developer agreement with IBM for a nonexclusive, worldwide license to IBM of the object code for Excalibur TRL Text Retrieval Library and Excalibur TRS Text Retrieval Server for a period of seven years after the date of delivery. IBM will embed Excalibur TRL and Excalibur TRS as add-on features of their text retrieval product, SearchManager. Excalibur will receive percentage royalties against revenue received by IBM from licenses of SearchManager containing Excalibur TRL and/or TRS technology. No revenue has been recognized under this agreement through August 31, 1995.

The Company signed an agreement with PRC, Inc. (PRC), a systems integrator, in February 1993, under which the Company provides its software to PRC as part of a federal procurement. This contract represents a minimum of $2 million in revenues from PRC, payable periodically through the end of fiscal 1996. Revenues of $10,000 and $77,000 were recognized in the one and seven month periods of the current year. Aggregate revenue recognized to date is $1,672,000.

The Company has earned research, development and royalty fees under a series of contracts with Nikkei Information Systems Co., Ltd. (NIS), a Japanese company, since 1985. Under the current agreement, which is effective June 1, 1993 through January 31, 1996, with automatic extensions of successive one-year periods, NIS pays a minimum monthly royalty fee of $34,583 through January 31, 1996, against royalties on the revenue generated. To date, the monthly royalties earned by the Company have rarely exceeded the minimum monthly royalty, and it is anticipated that the minimums will not be exceeded in the foreseeable future. The agreement also allows for distribution of third party products containing the Company's software technologies into Japan under a royalty sharing accord with NIS.

(7)   OTHER EXPENSES

In July 1995, the Company recorded a charge of approximately $490,000 for the estimated costs to complete the merger between Excalibur and ConQuest. The estimated costs include: legal and accounting fees of $363,000; facilities consolidation of $100,000; and other costs of $27,000.

                                   SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         EXCALIBUR TECHNOLOGIES CORPORATION



November 21, 1995                        By: /s/ Patrick C. Condo
                                            ---------------------
                                         Patrick C. Condo
                                         President